NEXPOINT FUNDS II

NexPoint Climate Tech Fund

Class A HSZAX /Class C HSZCX /Class Y HSZYX

(the “Fund”)

Supplement dated August 1, 2025 to the Summary Prospectus, Prospectus and Statement

of Additional Information (“SAI”) each dated January 31, 2025, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Fund’s Summary Prospectus, the Fund’s Prospectus and the Fund’s SAI and should be read in conjunction with the Fund’s Summary Prospectus, the Fund’s Prospectus and the Fund’s SAI.

IMPORTANT NOTICE

On July 31, 2025, the Board of Trustees (the “Board”) of NexPoint Funds II, on behalf of its series, NexPoint Climate Tech Fund (the “Fund”) and upon the recommendation of the Fund’s adviser, NexPoint Asset Management, L.P. (the “Adviser”), approved a plan to liquidate the Fund (the “Liquidation Plan”), such liquidation to take place on or about September 2, 2025 (the “Liquidation Date”). In approving the liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.

Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. Such redemptions will not be subject to any sales charges, including contingent deferred sales charges. This may cause the Fund to deviate from its stated investment objectives and strategies, including, but not limited to, the Fund’s policy to invest at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, such as common and preferred stocks, of climate tech companies. The proceeds from the disposal of the Fund’s assets may be used to satisfy remaining income distribution requirements, if any. Such distributions may be made prior to the Fund’s liquidation. Following such distributions, the Fund will hold the net remaining proceeds in cash pending the final liquidating distribution to shareholders.

It is expected that, on or about the Liquidation Date, the cash proceeds of the liquidation will be distributed to shareholders of the Fund in a complete redemption of their shares. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. In addition, the Fund may make one or more distributions of income to shareholders on or prior to the Liquidation Date in order to eliminate Fund-level taxes. These distributions generally will be taxable to shareholders as either ordinary income or capital gains. Shareholders should consult with their tax advisors for more information about the tax consequences to them of the Fund’s liquidation, including any state, local, foreign or other tax consequences.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “Redemption of Shares” beginning on page 32 of the Prospectus, as supplemented. Shareholders may also exchange their shares, subject to minimum investment account requirements and other restrictions on exchanges as described under “Exchange of Shares” on page 36 of the Prospectus, as supplemented. Any such redemption or exchange of Fund shares for shares of another fund will generally be considered a taxable event for federal income tax purposes. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the liquidation and the distribution of such shareholders’ redemption proceeds.

Effective as of the close of business August 4, 2025, the Fund is closed to new and existing investors (except for reinvestment of dividends and distributions), including shareholders who hold an account directly with the Fund and those shareholders who invest in the Fund through a financial intermediary account, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), and shareholders who invest through automatic investment plans. In addition, as of the close of business August 4, 2025, exchanges into the Fund are not permitted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

NFII-SUPP-0725